Exhibit 10.25.16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 15

TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 15 to Capacity Purchase Agreement (this “Amendment”) is dated as of July 26, 2022 and effective as of October l, 2021 (the “Amendment No. 15 Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airways Inc. (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013, American. entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018, American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 28, 2018, American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 23, 2019, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, December 16, 2019, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor;

WHEREAS, April 8, 2020, American entered into that certain Amendment No. 10 to Capacity Purchase Agreement with Contractor;

WHEREAS, June 22, 2020, American entered into that certain Supplemental Agreement and Amendment No, 11 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 17, 2020, American entered into that certain Supplemental Agreement and Amendment No. 12 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 26, 2021, American entered into that certain Supplemental Agreement and Amendment No. 13 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 28, 2021, American entered into that certain Amendment No. 14 to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	Section 3.07(b)(i) (Covered Aircraft) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

2.	Section 3.07(c) ([***]) of the Capacity Purchase Agreement is hereby amended to add the following sentence to the beginning thereof:

“The Parties acknowledge and agree that the [***] shall be [***].”

3.	Section 3.07(c)(i)(A) ([***]) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

4.	The first sentence of Section 3.07(d) ([***]) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

5.	Section 6.09(a)(i) ([***]) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

“(i) [Reserved].”

6.	Section 6.09(b)(i) ([***]) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

“(i) [Reserved]”

7.	Article VI (Other Obligations of Contractor) of the Capacity Purchase Agreement is hereby amended by adding the following [***] to the end thereof:

[***]

8.	Section 11.02(b)(ix) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

“(ix) Intentionally deleted.”

9.	Section 1l.02(d)(iii)(B) of the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

10.	Section 11.02(d)(iii)(C) is hereby amended and restated to read as follows:

[***]

11.	Schedule 1(c) (Owned EMB-170s) of the Capacity Purchase Agreement is hereby replaced with Schedule 1(c) attached hereto.

12.	The third sentence of Section I of Schedule 3 to the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

13.	The first sentence of the second paragraph of Section IV of Schedule 7 to the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

14.	Section IV.A. of Schedule 7 to the Capacity Purchase Agreement is hereby amended and restated to read as follows:

[***]

15.	The introductory paragraph to Section IV.D. of Schedule 7 to the Capacity Purchase Agreement is hereby amended to remove the words [***]

16.	Article IV ([***]) of Schedule 7 to the Capacity Purchase Agreement is hereby amended by adding the following Section E to the end thereof:

[***]

17.	Exhibit A (Definitions) of the Capacity Purchase Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

“Schedule Period” shall mean the days in calendar month(s) attributable to a [***].

[***]

[***]

[***]

[***]

18.	Exhibit A (Definitions) of the Capacity Purchase Agreement is hereby amended by deleting the definitions for [***] in their entirety.

19.	The definition of [***] in Exhibit A (Definitions) of the Capacity Purchase Agreement is hereby amended to remove the words [***]

20.	Additional Agreements of the Parties. The Parties further agree to the following with respect to the Capacity Purchase Agreement:

[***]

21.	This Amendment shall become effective as of the Amendment No. 15 Effective Date upon satisfaction of all of the following conditions precedent:

a.

Receipt by American of each of the following, in form and substance reasonably satisfactory to American: (i) a copy of this Amendment, duly executed and delivered by Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

22.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment No. 15 Effective Date.

23.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

24.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 15 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Brandon Kahle
	Name:	Brandon Kahle
	Title:	Vice President, Regional
Operations & Planning

REPUBLIC AIRWAYS INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP/COO

SCHEDULE 1(c)

[***]